Going Concern	12 Months Ended
Sep. 30, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Going Concern

(2) Going Concern

During the current year, the Company had a net loss of $675,684 and did not have sufficient cash on hand to cover expenses for the next twelve (12) months. Although the Company had net cash provided by financing activities of $220,566, they reported net cash used in operating activities of approximately $239,767, therefore had a decrease in cash of $19,201 during the year ended September 30, 2021. These factors, among others, raise substantial doubt about the entities ability to continue as a going concern.

Management plans include converting the convertible notes into the Company’s common stock in addition to raising equity or convertible debt capital . Subsequent to September 30, 2021, the Company converted all it is convertible notes into common stock, completed a share exchange under which it was acquired by a Creative Learning Corporation, a public company, and through Creative Learning Corporation, borrowed $750,000 pursuant to a convertible note that was available to fund its business. See Note (8).

The financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.